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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the registration statements on Forms S-8 (No. 33-99764, 33-41474, 333-50298 and 333-111513) of
Transatlantic Holdings, Inc. of our report dated February 11, 2004 relating to the consolidated financial statements and financial statement schedules of Transatlantic Holdings, Inc. and Subsidiaries, which appears in this Form 10-K.

                                            /s/ PricewaterhouseCoopers LLP

                                                PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2004